UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2017

WAYFAIR INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Copley Place, 7th Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

(617) 532-6100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2017, Wayfair Inc. (the “Company”) and its wholly-owned subsidiary Wayfair LLC (the “Borrower”) entered into Amendment No. 1 (the “Credit Agreement Amendment”) to the Credit Agreement (the “Credit Agreement”), dated as of February 22, 2017, by and among the Company, the Borrower, Citibank, N.A., in its capacity as administrative agent, swing line lender and letter of credit issuer, and certain other lenders party thereto.

The Credit Agreement Amendment provides that the letter of credit sublimit under the Credit Agreement is no more than $25 million in the aggregate for all letters of credit issued on behalf of Borrower under the Credit Agreement. In addition, the Credit Agreement Amendment contains clarifying edits to the mandatory prepayment provisions of the Credit Agreement.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 11, 2017, the Company issued a press release announcing the pricing of $375 million aggregate principal amount of 0.375% convertible senior notes due 2022 in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment No. 1 to the Credit Agreement dated February 22, 2017 among Wayfair LLC, Wayfair Inc., each Lender from time to time party thereto and Citibank, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer dated September 11, 2017.

99.1	Press Release dated September 11 , 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: September 12, 2017	By:	/s/ Enrique Colbert
	Name:	Enrique Colbert
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Amendment No. 1 to the Credit Agreement dated February 22, 2017 among Wayfair LLC, Wayfair Inc., each Lender from time to time party thereto and Citibank, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer dated September 11, 2017.

99.1	Press Release dated September 11, 2017.